Supplementary Information on Oil and Gas Exploration and Production Activities (Unaudited) - Proved Oil and Gas Reserve Estimates	12 Months Ended
Dec. 31, 2019
Extractive Industries [Abstract]
Supplementary Information on Oil and Gas Exploration and Production Activities (Unaudited) - Proved Oil and Gas Reserve Estimates
In accordance with the Accounting Standards Update
2010-03
Extractive Activities – Oil and Gas (Topic 932): Oil and Gas Reserve Estimation and Disclosures (an update of Accounting Standards Codification Topic 932 Extractive Activities – Oil and Gas or “ASC 932”) issued by the Financial Accounting Standards Board and corresponding disclosure requirements of the U.S. Securities and Exchange Commission, this section provides supplemental information on oil and gas exploration and development; and results of operation related to oil and gas producing activities of the Company and its subsidiaries (the “Group”) and also the Group’s investments that are accounted for using the equity method of accounting.
The supplemental information presented below covers the Group’s proved oil and gas reserves estimates, historical cost information pertaining to capitalized costs, costs incurred for property acquisitions, exploration and development activities, result of operations for oil and gas producing activities, standardized measure of estimated discounted future net cash flows and changes in estimated discounted future net cash flows.
The “Other” geographic area includes oil and gas producing activities principally in countries such as Kazakhstan, Venezuela and Indonesia. As the Group does not have significant reserves held through its investments accounted for using the equity method, information presented in relation to these equity method investments is presented in the aggregate.
Proved Oil and Gas Reserve Estimates
Proved oil and gas reserves cannot be measured exactly. Reserve estimates are based on many factors related to reservoir performance that require evaluation by the engineers interpreting the available data, as well as price and other economic factors. The reliability of these estimates at any point in time depends on both the quality and quantity of the technical and economic data, and the production performance of the reservoirs as well as engineering judgment. Consequently, reserve estimates are subject to revision as additional data become available during the producing life of a reservoir. When a commercial reservoir is discovered, proved reserves are initially determined based on limited data from the first well or wells. Subsequent data may better define the extent of the reservoir and additional production performance, well tests and engineering studies will likely improve the reliability of the reserve estimate. The evolution of technology may also result in the application of improved recovery techniques such as supplemental or enhanced recovery projects, or both, which have the potential to increase reserves.
Proved oil and gas reserves are the estimated quantities of crude oil and natural gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulation before the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether the estimate is a deterministic estimate or probabilistic estimate.
Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the
12-month
period before the ending date of the period covered by this report, determined as an unweighted arithmetic average of the first-day-of-the-month
price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions. The costs shall be that prevailing at the end of the period.
Proved developed oil and gas reserves are proved reserves that can be expected to be recovered:

a.	Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared with the cost of a new well.

b.	Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.
Proved undeveloped oil and gas reserves are proved reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.
The taxes, fees and royalty in China are domestic tax schemes and are paid in cash to PRC authorities. The proved reserves includes quantities that are ultimately produced and sold to pay these taxes, fees and royalty.
Proved reserve estimates as of December 31, 2019, 2018 and 2017 were based on reports prepared by DeGolyer and MacNaughton, Gaffney, Cline & Associates, McDaniel & Associates, Ryder Scott and GLJ independent engineering consultants.

Estimated quantities of net proved crude oil and condensate and natural gas reserves and of changes in net quantities of proved developed and undeveloped reserves for each of the periods indicated are as follows:

	Crude Oil and Condensate	Natural Gas	Total – All products
	(million barrels)	(billion cubic feet)	(million barrels of oil equivalent)
Proved developed and undeveloped reserves
The Group
Reserves at December 31, 2016	7,438	78,712	20,556
Changes resulting from:
Revisions of previous estimates	486	(1,751)	195
Improved recovery	98	—	98
Extensions and discoveries	346	3,350	905
Production	(887)	(3,423)	(1,458)

Reserves at December 31, 2017	7,481	76,888	20,296
Changes resulting from:
Revisions of previous estimates	526	(1,378)	297
Improved recovery	96	—	96
Extensions and discoveries	428	4,565	1,188
Production	(890)	(3,608)	(1,492)

Reserves at December 31, 2018	7,641	76,467	20,385

Changes resulting from:
Revisions of previous estimates	(50)	(766)	(177)
Improved recovery	91	—	91
Extensions and discoveries	480	4,443	1,221
Production	(909)	(3,908)	(1,561)

Reserves at December 31, 2019	7,253	76,236	19,959

Proved developed reserves at:
December 31, 2017	5,593	39,243	12,133
December 31, 2018	5,843	40,128	12,531
December 31, 2019	5,474	39,870	12,119
Proved undeveloped reserves at:
December 31, 2017	1,888	37,645	8,163
December 31, 2018	1,798	36,339	7,854
December 31, 2019	1,779	36,366	7,840
Equity method investments
Share of proved developed and undeveloped reserves of associates and joint ventures
December 31, 2017	395	372	457
December 31, 2018	321	429	393
December 31, 2019	287	394	353
At December 31, 2019, total proved developed and undeveloped reserves of the Group and equity method investments is 20,312 million barrels of oil equivalent (December 31, 2018: 20,778 million barrels of oil equivalent, December 31, 2017: 20,753 million barrels of oil equivalent), comprising 7,540 million barrels of crude oil and condensate (December 31, 2018: 7,962 million barrels, December 31, 2017: 7,876 million barrels) and 76,630 billion cubic feet of natural gas (December 31, 2018: 76,896 billion cubic feet, December 31, 2017: 77,260 billion cubic feet).
At December 31, 2019, 6,500 million barrels (December 31, 2018: 6,830 million barrels, December 31, 2017: 6,622 million barrels) of crude oil and condensate and 74,533 billion cubic feet (December 31, 2018: 74,480 billion cubic feet, December 31, 2017: 74,702 billion cubic feet) of natural gas proved developed and undeveloped reserves of the Group are located within Mainland China, and 753 million barrels (December 31, 2018: 811 million barrels, December 31, 2017: 859 million barrels) of crude oil and condensate and 1,703 billion cubic feet (December 31, 2018: 1,987 billion cubic feet, December 31, 2017: 2,186 billion cubic feet) of natural gas proved developed and undeveloped reserves of the Group are located overseas.